                                                                   EXHIBIT 10.47



                               FIRST AMENDMENT
                       TO LOAN AND SECURITY AGREEMENT

                 THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment") is dated to be effective as of December 31, 1995, by and among ATLANTIS PLASTIC FILMS, INC., a Delaware corporation ("Films"), ATLANTIS PLASTICS INJECTION MOLDING, INC. (formerly known as CYANEDE PLASTICS, INC.), a Kentucky corporation ("Molding"), PIERCE PLASTICS, INC., a Delaware corporation ("Pierce"), and PLASTIC CONTAINERS, INC. ("PCI"), an Alabama corporation (Films, Molding, Pierce and PCI are herein referred to individually as "Debtor" and collectively as "Debtors") and THE CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"), a New York corporation.

                 WHEREAS, Debtors and CIT have entered into a Loan and Security Agreement dated as of April 13, 1995 (the "Original Loan Agreement") pursuant to which CIT made one loan to Debtors in the original principal amount of principal $15,000,000;

                 WHEREAS, Debtors have requested that CIT amend the Original Loan Agreement to amend certain events of defaults relating to financial covenants of the Guarantor;

                 WHEREAS, CIT is willing to make the requested amendments in consideration for Debtors agreeing to (i) increase the interest rate in the Promissory Note evidencing the Loan made pursuant to the Original Loan Agreement as set forth herein (ii) the amendment to the conditions precedent to CIT's obligations to make additional Drawdowns under the Note after the date hereof and (iii) grant CIT a lien on additional collateral to secure their Obligations under the Original Loan Agreement;

                 NOW, THEREFORE, in consideration of the premises and in order to induce CIT to amend the Original Loan Agreement, and intending to be bound hereby, the parties hereto hereby agree as follows:


         1. Defined Terms. All capitalized terms which are used herein and not otherwise defined herein shall have the meanings set forth in the Original Loan Agreement.


         2. Amendments to Original Loan Agreement.

         (a) Section 1 of the Original Loan Agreement is hereby amended as follows:

                 (i) by inserting the following definitions in the appropriate alphabetical order:

                 "'First Amendment' shall mean the First Amendment to Loan and Security Agreement dated to be effective as of December 31, 1995, among Debtors and CIT."

                 (ii) by inserting in the definition of "Interim Period" at the end of the first sentence thereof the following:

                 "; and notwithstanding anything to the contrary contained in the foregoing or any extensions of the Interim Period by CIT, each Interim Period shall terminate on March 14, 1996."

         (b) Section 2.1 is hereby amended by deleting the fifth sentence thereof in its entirety and substituting the following therefor:


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

                         " Drawdowns under the Note shall not be permitted after December 31, 1996."

         (c) Section 2.2(a)(ii)(x) of the Original Loan Agreement is hereby amended by inserting the following at the end thereof after the semi-colon:

                 "provided, however; that notwithstanding anything to the contrary contained in clause 2.2 (a)(ii)(x), with respect to any Drawdown made after the date of the First Amendment, the proceeds of which are to be used to fund any item of Equipment listed on Schedule 2 hereto, such Drawdown shall be stated to mature in eighty-four (84) equal consecutive monthly installments of principal plus accrued interest on the unpaid principal amount of such Drawdown, the first of which installment shall be payable on the first Installment Payment Date following the date of such Drawdown, and all Drawdowns which are subject to an Interim Period which had not expired as of the date of the First Amendment shall begin to amortize the principal as of March 15, 1996;"

         (d) Section 2.2(a)(iii) of the Original Loan Agreement is hereby amended by inserting the following at the end thereof before the period:

                 "; provided, however, from March 15, 1996 through the date ending on the last day of the fiscal quarter for which Guarantor has not breached the financial covenants set forth in Section 7(k), 7(l) or 7(m) hereof and in Section 6b of the Guaranty as in effect prior to the date of the First Amendment (the 'Compliance Period'), the interest rate per annum on the unpaid principal of each Drawdown shall be equal to LIBOR Rate plus 2.50%, such compliance to be evidenced by delivery to CIT of Guarantor's consolidated financial statements for the fiscal quarter comprising the Compliance Period. In the event Debtors pay the higher rate of interest of LIBOR Rate plus 2.50% for a period longer than the Compliance Period (either because Guarantor is unable to deliver financial statements to CIT immediately at the expiration of the Compliance Period, or for any other reason), CIT shall apply any overpayment of interest to the next payment of principal due and owing under the Note. Commencing on the first day following the expiration of the Compliance Period, the interest rate per annum on the unpaid principal of the Note shall be equal to the LIBOR Rate plus 2.25%."

         (e) Section 2.3 of the Agreement is hereby amended by inserting the following as paragraph (e) thereof and relettering the existing paragraph (e) in the Original Loan Agreement as paragraph "(f)":

                 "(e) In the event CIT has not received a perfected first (and exclusive) lien on items of Additional Collateral satisfactory in type and condition to CIT with a fair market value (as determined by CIT) of at least $922,000 by April 30, 1996, Debtors shall prepay an amount equal to the between difference $922,000 and the fair market value of the Additional Collateral (as defined in Section 3 of the First Amendment), which prepayment shall be made without a prepayment premium of any kind."

         (f) Section 2.5(a) of the Original Loan Agreement is hereby amended by inserting the following at the beginning of the first sentence thereof:

                 "Through and including May 1, 1995,"

         (g) Sections 2.5(b) and 2.5(c) of the Original Loan Agreement are hereby deleted in





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


their entirety and Section 2.5(d) is relettered as Section 2.5(b).

         (h) Section 3.2 of the Original Loan Agreement is hereby amended to include the following as Subsection 3.2(j), 3.2(k) and 3.2(l):

                 "(j) No Event of Default shall have occurred and be continuing under Sections 7(k), 7(l) and 7(m) of the Original Loan Agreement, without giving effect to the amendments set forth in the First Amendment with respect to such Sections.

                 (k) Guarantor shall have EBITDA of at least the following amount as of the date set forth below: (i) $3,370,500 as of December 31, 1995; (ii) either $5,606,100 as of March 31, 1996 or $8,976,600, on a cumulative basis, for the two consecutive fiscal quarters then ended; (iii) either $7,787,700 as of June 30, 1996 or $16,764,300, on a cumulative basis, for the three consecutive fiscal quarters then ended; (iv) either $8,334,000 as of September 30, 1996 or $25,098,300, on a cumulative basis, for the four consecutive fiscal quarters then ended; and (v) either $7,168,500 as of December 31, 1996 or $32,266,800 on a cumulative basis, for the five consecutive fiscal quarters then ended.

                 (l) Guarantor shall have a consolidated net worth of at least $24,562,800 as of December 31, 1995; $24,664,500 as of March
                 31, 1996; $26,096,400 as of June 30, 1996; $27,862,200 as of
                 September 30, 1996; and $28,916,100 as of December 31, 1996."

                 (m) CIT shall have received a perfected first lien on Additional Collateral (as defined in Section 3 of the First Amendment) with a fair market value of at least $922,000 together with satisfactory evidence of proof of ownership and payment of the purchase of each such item of Additional Collateral and all filings, recordings and other actions deemed necessary or desirable by CIT in order to establish, protect, preserve and perfect its security interest in such Equipment as a valid perfected first (and only) priority security interest (other than Permitted Liens) shall have been duly effected, including, without limitation, the filing of financing statements and the recordation of landlord and/or mortgagee waivers or disclaimers and/or severance agreements, all in form and substance reasonably satisfactory to CIT, and all fees, taxes and other charges relating to such filings and recordings shall have been paid by Debtors."

         (i) (j) Section 6.1 of the Original Loan Agreement is hereby amended by deleting the period at the end of the first sentence therein, substituting a comma therefor and making the "E" in the word "Each" following the period substituting a lower case "e".

         (k) Section 7(k) of the Original Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                 "(k) Guarantor's Cash Flow Coverage Ratio on a rolling four quarter basis shall be less than (i) 1.4 to 1.0 as at the end of any such fiscal quarter from the date of this Agreement through September 30, 1995; (ii) 1.10 to 1.0 as at the end of its fiscal quarter ended December 1, 1995; (iii) .90 to 1.0 as of its fiscal quarter ended March 31, 1996; (iv) 1.2 to 1.0 as of June 30, 1996; (v) 1.3 to 1.0 as of its fiscal quarter ended September 30, 1996; (vi) 1.40 to 1.0 as of its fiscal quarter ended December 31, 1996; (vii) 1.40 to 1.0 as of its fiscal quarter ended March 31, 1997; or (viii) 1.50 to 1.0 as at the end of any such fiscal quarter thereafter; or"





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


         (l) Section 7(l) of the Original Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                 "(l) Guarantor's Funded Debt to EBITDA Ratio on a rolling four quarter basis shall exceed the following:

                          (i) on or prior to December 31, 1995, 5.90 to 1.0 as at the end of any such fiscal quarter;
                          (ii) on or prior to March 31, 1996, 7.0 to 1.0 as at the end of such fiscal quarter;
                          (iii) on or prior to June 30, 1996, 5.75 to 1.0 as at the end of such fiscal quarter;
                          (iv) on or prior to September 30, 1996, 5.25 to 1.0 as at the end of such fiscal quarter;
                          (v) on or prior to December 31, 1996, 5.0 to 1.0 as at the end of such fiscal quarter;
                          (vi) after December 31, 1996 4.75 to 1.0 as at the end of any such fiscal quarter; or"

         (m) Section 7(m) of the Original Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                          "(m) Guarantor's Leverage Ratio shall exceed: (i) 5.0 to 1.0 as at September 30, 1995; (ii) 6.0 to 1.0 as at December 31, 1995; (iii) 6.0 to 1.0 as at March 31, 1996; (iv) 5.50 to 1.0 as at June 30, 1996; (v)
                          5.25 to 1.0 as at September 30, 1996; and (vi) 5.0 to
                          1.0 at any time thereafter."

3. Additional Collateral. In consideration for CIT entering into this First Amendment and amending the Original Loan Agreement and as collateral security for the prompt and complete payment and performance when due of all the Obligations, each Debtor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to CIT, and hereby grants to CIT a first priority security interest in, all of each Debtor's right, title and interest in, to and under the items of equipment, inventory (solely to the extent equipment constitutes inventory) or other items of property listed on Supplements to be executed hereto which shall be designated as "Additional Supplements" and which shall be deemed to be a Supplement for all purposes of the Original Loan Agreement, together with all accessories, parts, repairs, replacements, substitutions, attachments, modifications, renewals, additions, improvements, upgrades and accessions of, to or upon such items of equipment, inventory (solely to the extent such items constitutes inventory) or other property, now or at any time hereafter acquired and all Proceeds thereof (each of the
foregoing items being referred to as "Additional Collateral").   Each item of
Additional Collateral shall be deemed to be an item of "Equipment" and "Collateral" for all purposes of the Original Loan Agreement and shall be subject to the terms, covenants and representations and warranties applicable
to "Equipment" and "Collateral".   On April 30, 1996, to the extent CIT has
received a perfected first and only lien on Additional Collateral with a fair market value, as determined by CIT, of at least $184,000, CIT shall release its lien on the items of Collateral currently located at Molding's plant in Nashville, Tennessee.

4. Representations and Warranties. In order to induce CIT to enter into this First Amendment, each Debtor represents and warrants to CIT for itself as follows:

         (a) Reaffirmation. Debtor hereby repeats each of the representations and warranties set forth in Section 4 of the Loan Agreement, except as otherwise amended by this First Amendment as if set forth at length herein.

         (b) Power and Authority. Debtor has full corporate power, authority and legal right to execute and deliver this First Amendment and Endorsement No. 1 to the Note and to perform its obligations hereunder and thereunder.

         (c) Financial Condition of Debtors and Guarantor. The financial statements of each Debtor and Guarantor as at and for the period ended December 31, 1995, copies of which have heretofore been delivered to CIT, are complete and correct, have been prepared in accordance with generally accepted accounting principles, and present fairly the financial position of each Debtor and Guarantor, respectively, as at said dates and the results of its operations for the period ended on said dates. There are no known material contingent liabilities or material liabilities for taxes which are not reflected in said financial statements or the notes thereto and there has been no material adverse change in the financial condition, business or operations of any Debtor or Guarantor since said dates.

         (d) Reaffirmation of Security Interest. The first and only lien on and security interest granted by Debtors to CIT in the Collateral shall continue in full force and effect and shall continue to secure all Obligations including, without limitation, the Obligations of Debtors incurred pursuant to this First Amendment.

         (e) No Defaults. Upon the effectiveness of this First Amendment, no Default or Event of Default shall exist under the Loan Agreement, as amended, and no default or event of default shall exist under any agreement of Guarantor and/or Debtors or any of their respective affiliates with Heller Financial, Inc. or National City Bank, Northeast.

5. Conditions Precedent to Effective of First Amendment. This First Amendment shall become effective on the date on which all of the following conditions precedent have been fulfilled:

         (a) CIT shall have received this First Amendment duly executed by each Debtor and a First Amendment and Ratification of Guaranty, in form and substance satisfactory to CIT, duly executed by Guarantor.

         (b) CIT shall have received Endorsement No. 1 to the Note, in form and substance satisfactory to CIT, increasing the interest rate in the Note in accordance with the provisions set forth in Section 2(b) hereof, duly executed by Debtors.

         (c) Debtors shall have received from Heller Financial, Inc. and National City Bank, Northeast waivers of all events of default arising under the agreements between each such lender and Guarantor and its subsidiaries.

6.  Miscellaneous.

         (a) Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (b) Construction. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, each Debtor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         (c) No Further Waivers. Except as expressly amended hereby, the Original Loan Agreement, all representations, warranties, terms, covenants an conditions of the Original Loan Agreement, the Note, the Contribution Agreement, each of the Drawdown Requests and Progress Payment Certificates shall remain unamended and not waived and shall continue to be in full force and effect. No amendment of any provision of this First Amendment shall be effective unless it is in writing and signed by each Debtor and CIT , and no waiver of any provision of this First Amendment, nor consent to any departure by Debtors therefrom, shall be effective unless it is in writing and signed by CIT, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No failure on the part of CIT to exercise, and no delay in exercising, any right, power or privilege hereunder or under the Original Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of CIT provided herein are cumulative and are in addition to, not exclusive of, any rights or remedies provided by law.

         (d) Debtors, jointly and severally agree to pay, indemnify and hold harmless CIT and its affiliates from and against any and all claim, losses, obligation, damages, penalties, actions, judgments, suits, liabilities and out-of- pocket costs and disbursements (including, without limitation, the reasonable fees, disbursements and other charges of counsel to CIT, including attorney's fees and legal expenses incurred by CIT in the collection or enforcement of its rights hereunder, under the Original Loan Agreement or in connection with any bankruptcy proceeding involving any Debtor or Guarantor and/or the Equipment, including relief from stay motions, cash collateral disputes, assumption/rejection motions and disputes concerning any proposed disclosure statement and plan proposed during any such case).


         EACH DEBTOR AND CIT HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FIRST AMENDMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY DEBTORS IN CONNECTION HEREWITH. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



[remainder of page intentionally deleted]





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


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of February 26, 1996.


ATLANTIS PLASTIC FILMS, INC.

By: /s/ Peter Kacer
    ------------------------
Title: Controller
       ---------------------

ATLANTIS PLASTICS INJECTION MOLDING, INC.

By: /s/ Peter Kacer
    ------------------------
Title: Vice President
       ---------------------

PIERCE PLASTICS, INC.

By: /s/ Peter Kacer
    ------------------------
Title: Vice President
       ---------------------

PLASTIC CONTAINERS, INC.

By: /s/ Peter Kacer
    ------------------------
Title: Controller
       ---------------------

THE CIT GROUP/EQUIPMENT
FINANCING, INC.

By: /s/ Richard J. Doherty
    ------------------------
Title: Senior Vice President
       ---------------------




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

                FIRST AMENDMENT AND RATIFICATION OF GUARANTY

          THIS FIRST AMENDMENT AND RATIFICATION OF GUARANTY ("Ratification Agreement") dated to be effective as of December 31, 1995, is made by ATLANTIS PLASTICS INC., a Florida corporation ("Guarantor") in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT").

                               R E C I T A L S

         A. Pursuant to a Loan and Security Agreement dated as of April 13, 1995 (as the same has been and may from time to time be further amended, modified or supplement, the "Loan Agreement") among ATLANTIS PLASTIC FILMS, INC., a Delaware corporation ("Films"), ATLANTIS PLASTICS INJECTION MOLDING, INC. (formerly known as CYANEDE PLASTICS, INC., a Kentucky corporation ("Molding"), PIERCE PLASTICS, INC., a Delaware corporation ("Pierce"), and PLASTIC CONTAINERS, INC. ("PCI"), an Alabama corporation (Films, Molding, Pierce and PCI are herein referred to individually as a "Debtor" and collectively as "Debtors"), CIT, CIT made a loan to Debtors in the original principal amount of $15,000,000.00 (the "Loan");

         B. Pursuant to a Guaranty Agreement dated as of April 13, 1995 (the " Guaranty"), the Guarantor guaranteed the obligations of Debtors to CIT under the Loan Agreement;

         C. Guarantor has been in default of the financial covenants contained in Section 7(k), 7(l) and 7(m) of the Loan Agreement and set forth in Section 6b. of the Guaranty, and Debtors have requested that CIT retroactively amend such events of default to cure the breach thereof as set forth in the First Amendment to Loan and Security Agreement of even date herewith (the "First Amendment");

         D. CIT is willing to amend such covenants on the condition, among other things, that Debtors increase the interest rate in the Note, as described in the First Amendment, and Guarantor executes and delivers Ratification Agreement.

                 NOW THEREFORE, in consideration of the foregoing premises and in order to induce CIT to enter into the First Amendment, the Guarantor hereby agrees as follows:

         1. Definitions. All terms used herein which are defined in the Guaranty or the Loan Agreement shall have the respective meanings given them in the applicable document.

         2. Guaranty. (a) Guarantor hereby consents to the retroactive amendment of financial covenants set forth in Section 7(k), 7(l) and 7(m) of the Original Loan Agreement and increasing of the interest rate payable under the Note, as set forth in the First Amendment, a copy of which is attached hereto.

         3. Amendment of Guaranty. Guarantor hereby agrees that Section 6b of the Guaranty is hereby amended by deleting it in its entirety and substituting therefor the following:
                          "(i) Guarantor's Cash Flow Coverage Ratio on a rolling four quarter basis shall not be less than:
                          1.4 to 1.0 as at the end of any such fiscal quarter from the date of this Agreement through September 30, 1995; 1.10 to 1.0 as at the end of its fiscal quarter ended December 31, 1995; .90 to 1.0 as of its fiscal quarter ended March 31, 1996; 1.2 to 1.0 as of June 30, 1996; 1.3 to 1.0 as of its fiscal quarter ended September 30, 1996; 1.4 to 1.0 as of its fiscal quarter ended December 31, 1996; 1.40 to
                          1.0 as of its fiscal quarter ended March 31, 1997; or thereafter shall not be less than 1.50 to 1.0 as at the end of any such fiscal quarter; or"





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


                          (ii) Guarantor's Funded Debt to EBITDA Ratio on a rolling four quarter basis shall not exceed the following:

                                  (u) on or prior to December 31, 1995, 5.90 to
                                  1.0 as at the end of any such fiscal quarter;
                                  (v) on or prior to March 31, 1996, 7.0 to 1.0 as at the end of such fiscal quarter;
                                  (w) on or prior to June 30, 1996, 5.75 to
                                  1.0 as at the end of such fiscal quarter;
                                  (x) on or prior to September 30, 1996, 5.25 to 1.0 as at the end of such fiscal quarter;
                                  (y) on or prior to December 31, 1996, 5.0 to 1.0 as at the end of such fiscal quarter;
                                  (z) after December 31, 1996 4.75 to 1.0 as at the end of any such fiscal quarter; or

                          (iii) Guarantor's Leverage Ratio shall not exceed:
                          (i) 5.0 to 1.0 as at September 30, 1995; (ii) 6.0 to
                          1.0 as at December 31, 1995; (iii) 6.0 to 1.0 as at March 31, 1996; (iv) 5.50 to 1.0 as at June 30, 1996;
                          (v) 5.25 to 1.0 as at September 30, 1996; or (vi) 5.0
                          to 1.0 at any time thereafter."


         4. Representation and Warranties. In order to induce CIT to enter into the First Amendment, each Guarantor represents and warrants to CIT for itself as the case may be that:

         (a) Each of the representations and warranties set forth in Section 4 of the Guaranty Agreement, is true and correct as of the date hereof and shall apply to this Ratification Agreement as if set forth in full herein.

         (b) This Ratification Agreement has been duly authorized, executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

         (c) Guarantor is in compliance with all of its obligations and covenants contained in its Guaranty Agreement and upon the effectiveness of this Ratification Agreement and the First Amendment, there is presently no default or event of default under the terms of such Guaranty.

         5. Miscellaneous. The provisions of Section 10 of the Guaranty captioned "Miscellaneous" are incorporated herein by reference as if set forth in full herein and apply equally to the terms of this Ratification Agreement.

                 IN WITNESS WHEREOF, the Guarantor has caused this Ratification Agreement to be duly executed and delivered by its proper and duly authorized officers as of February 26, 1996.


ATLANTIS PLASTICS, INC.

By: /s/ Peter Kacer
    ------------------------------
Title: Vice President & Controller
       ---------------------------

                              ENDORSEMENT NO. 1

                 Each of the undersigned, ATLANTIS PLASTIC FILMS, INC., a Delaware corporation ("Films"), ATLANTIS PLASTICS INJECTION MOLDING, INC. (formerly known as CYANEDE PLASTICS, INC., a Kentucky corporation ("Molding"), PIERCE PLASTICS, INC., a Delaware corporation ("Pierce"), and PLASTIC CONTAINERS, INC. ("PCI"), an Alabama corporation (Films, Molding, Pierce and PCI are herein referred to individually a "Debtor" and collectively as "Debtors"), hereby amends the Promissory Note dated April 13, 1995 in the original principal amount of $15,000,000 (as amended, the "Note"), to which this Endorsement No. 1 is attached by inserting the following before the period at the end of the third sentence of the first paragraph thereof:

                 ";provided, further, however, that notwithstanding anything to the contrary contained in the foregoing, from March 15, 1995 through the date ending on the last date of the fiscal quarter for which Guarantor has not breached the financial covenants set forth in Section 7(k), 7(l) or 7(m) of the Agreement and
                 Section 6b of the Guaranty for such quarter (the 'Compliance Period'), the interest rate per annum on the unpaid principal of each Drawdown shall be equal to LIBOR Rate plus 2.50%, such compliance to be evidenced by Guarantor's consolidated financial statements for the fiscal quarter comprising the Compliance Period. In the event Debtors pays the higher rate of interest of LIBOR Rate plus 2.50% for a period longer than the Compliance Period (because Guarantor is unable to deliver financial statements to CIT immediately at the expiration of the Compliance Period, or for any other reason), CIT shall apply any overpayment of interest to the next payment of principal due and owing under the Note. Upon expiration of the Compliance Period, the interest rate per annum on the unpaid principal of the Note shall again be equal to the LIBOR Rate plus 2.25%."

         This Endorsement is executed as of, and shall become effective as of February 26, 1996. All capitalized terms used in the Note shall have the meanings set forth therein. Except as expressly amended by this Endorsement No. 1, all terms and conditions of the Note to which this Endorsement No. 1 is attached shall continue in full force and effect.


ATLANTIS PLASTIC FILMS, INC.          PIERCE PLASTICS, INC.

By: /s/ Peter Kacer                   By: /s/ Peter Kacer
    --------------------------            ------------------------------------
Title: Controller                     Title: Vice President
       -----------------------               ---------------------------------

PLASTIC CONTAINERS, INC.              ATLANTIS PLASTICS INJECTION MOLDING, INC.


By: /s/ Peter Kacer                   By: /s/ Peter Kacer
    --------------------------            ------------------------------------
Title: Controller                     Title: Vice President
       -----------------------               ---------------------------------





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